Supplement dated July 7, 2025 to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement contains information about changes to certain Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Wilton Reassurance Life Company of New York.

Investment Option Update
This Supplement is to inform you that there is a change that will impact a variable investment option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available in your Contract.

Macquarie VIP Small Cap Value Series – Standard Class
Macquarie Group Limited, the parent company of Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, together with certain of its affiliates, and Nomura Holding America Inc. (Nomura), announced that they had entered into an agreement for Nomura to acquire the US and European public investments asset management business of Macquarie Asset Management (the Transaction).

The Transaction is subject to customary closing conditions, including the receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the Transaction is expected to close by the end of October 2025. This is subject to change.

The closing of the Transaction will result in the automatic termination of the following two advisors/subadvisors:
●
Macquarie Group Limited - Parent company of: Delaware Management Company (DMC)
●
Macquarie Investment Management Business Trust
In anticipation of the closing of the Transaction, each Fund’s Board of Trustees (Board) approved a new investment advisory agreement for each Fund. Pending shareholder approval, the new investment advisory agreements would go into effect at the closing of the Transaction. The Board also unanimously approved an interim investment advisory agreement between each Fund and DMC (the Interim Agreement), which would become effective at the time of the Transaction.

In addition, the Board approved the following name changes to occur upon the closing of the Transaction:

Portfolio Current Name	Portfolio Revised Name
Macquarie VIP Small Cap Value Series – Standard Class	Nomura VIP Small Cap Value Series – Standard Class

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the closing of the Transaction.

WRNYSUP1

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-8207.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.

WRNYSUP1